UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 5, 2003
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                                Semele Group Inc.
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             (Exact name of registrant as specified in its charter)

               Delaware                  0-16886            36-3465422
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    (State  or  other  jurisdiction   (Commission      (IRS  Employer
          of  incorporation)           File  Number)    Identification  No.)


     200  Nyala  Farms,  Westport,  Connecticut             06880
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     (Address of principal executive offices)             (Zip Code)


Registrant's  telephone  number,  including  area  code:  (203)  341-0555
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          (Former name or former address, if changed since last report)

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                                SEMELE GROUP INC.
                                    FORM 8-K

ITEM  5  -  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURES

Semele has received a proposal from Gary Engle and James Coyne, respectively Semele's CEO and President ("Management"), who together with their affiliates are the beneficial owners of approximately 58% of the outstanding Semele common stock, for the acquisition of substantially all of the outstanding shares of common stock of Semele not already owned by Management for $1.20 per share. Terms of the offer are detailed in the attached exhibits.



ITEM  7  -  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit
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99.1     Text of Letter dated May 5, 2003 to the Directors of Semele referencing the  Proposed  Acquisition  of  Semele  Group  Inc.


99.2 Text of press release dated May 5, 2003 titled "Management Proposes Offer To Acquire Semele Group Inc. Common Stock".



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                                   SIGNATURES
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Pursuant  to  the  requirements  of  the  Securities  Exchange  Act of 1934, the
registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     May  5,  2003          SEMELE  GROUP  INC.


By:  /s/  Richard  K.  Brock
     Name:   Richard  K.  Brock
     Title:  Chief  Financial  Officer  and  Treasurer

EXHIBIT  INDEX

Exhibit
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99.1     Text of Letter dated May 5, 2003 to the Directors of Semele referencing the  Proposed  Acquisition  of  Semele  Group  Inc.


99.2 Text of press release dated May 5, 2003 titled "Management Proposes Offer To Acquire Semele Group Inc. Common Stock".



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